POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and William Renahan with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Variable Portfolios II (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners Variable Fundamental Value Portfolio, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 12th day of July, 2006.

/s/ R. Jay Gerken	Trustee and Chairman of the Board	July 12, 2006
R. Jay Gerken

	Trustee	July 12, 2006
Dwight B. Crane

	Trustee	July 12, 2006
Burt N. Dorsett

	Trustee	July 12, 2006
Elliot S. Jaffe

	Trustee	July 12, 2006
Stephen E. Kaufman

	Trustee	July 12, 2006
Cornelius C. Rose

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and William Renahan with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Variable Portfolios II (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners Variable Fundamental Value Portfolio, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 12th day of July, 2006.

	Trustee and Chairman of the Board	July 12, 2006
R. Jay Gerken

/s/ Dwight B. Crane	Trustee	July 12, 2006
Dwight B. Crane

	Trustee	July 12, 2006
Burt N. Dorsett

	Trustee	July 12, 2006
Elliot S. Jaffe

	Trustee	July 12, 2006
Stephen E. Kaufman

	Trustee	July 12, 2006
Cornelius C. Rose

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and William Renahan with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Variable Portfolios II (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners Variable Fundamental Value Portfolio, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 12th day of July, 2006.

	Trustee and Chairman of the Board	July 12, 2006
R. Jay Gerken

	Trustee	July 12, 2006
Dwight B. Crane

/s/ Burt N. Dorsett	Trustee	July 12, 2006
Burt N. Dorsett

	Trustee	July 12, 2006
Elliot S. Jaffe

	Trustee	July 12, 2006
Stephen E. Kaufman

	Trustee	July 12, 2006
Cornelius C. Rose

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and William Renahan with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Variable Portfolios II (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners Variable Fundamental Value Portfolio, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 12th day of July, 2006.

	Trustee and Chairman of the Board	July 12, 2006
R. Jay Gerken

	Trustee	July 12, 2006
Dwight B. Crane

	Trustee	July 12, 2006
Burt N. Dorsett

/s/ Elliot S. Jaffe	Trustee	July 12, 2006
Elliot S. Jaffe

	Trustee	July 12, 2006
Stephen E. Kaufman

	Trustee	July 12, 2006
Cornelius C. Rose

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and William Renahan with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Variable Portfolios II (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners Variable Fundamental Value Portfolio, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 12th day of July, 2006.

	Trustee and Chairman of the Board	July 12, 2006
R. Jay Gerken

	Trustee	July 12, 2006
Dwight B. Crane

	Trustee	July 12, 2006
Burt N. Dorsett

	Trustee	July 12, 2006
Elliot S. Jaffe

/s/ Stephen E. Kaufman	Trustee	July 12, 2006
Stephen E. Kaufman

	Trustee	July 12, 2006
Cornelius C. Rose

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints each of R. Jay Gerken, Robert I. Frenkel, Thomas C. Mandia and William Renahan with full power to act without the other, as his or her agent and attorney-in-fact for the purpose of executing in his or her name, in his or her capacity as a Trustee of Legg Mason Partners Variable Portfolios II (the “Trust”) registration statements on Form N-14 (including amendments thereto), with respect to the Legg Mason Partners Variable Fundamental Value Portfolio, a series of the Trust, to be filed with the United States Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

All past acts of an attorney-in-fact in furtherance of the foregoing are hereby ratified and confirmed.

This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

This power of attorney shall be valid from the date hereof until revoked by me.

IN WITNESS WHEREOF, I have executed this instrument as of the 12th day of July, 2006.

	Trustee and Chairman of the Board	July 12, 2006
R. Jay Gerken

	Trustee	July 12, 2006
Dwight B. Crane

	Trustee	July 12, 2006
Burt N. Dorsett

	Trustee	July 12, 2006
Elliot S. Jaffe

	Trustee	July 12, 2006
Stephen E. Kaufman

/s/ Cornelius C. Rose	Trustee	July 12, 2006
Cornelius C. Rose